PIMCO ETF Trust
Supplement Dated August 21, 2026 to the PIMCO US Stocks PLUS Active Bond Exchange-Traded Fund (the “Fund”) Prospectus dated December 2, 2025, as supplemented from time to time (the “Prospectus”)
Effective October 30, 2026, the following is added as the second sentence of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus:
“Stocks” refers to equity securities representing an ownership interest in an issuer, including common and preferred stock, as well as depositary receipts and rights and warrants relating to such equity securities.
Effective October 30, 2026, the following is added to the end of the “Fixed Income Instruments” subsection in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
“Bond” as used in the Fund’s name refers to “Fixed Income Instruments.”
Effective October 30, 2026, the following is added to the end of the “Convertible and Equity Securities” subsection in the “Characteristics and Risks of Securities and Investment Techniques” section of the Prospectus:
“Stocks” as used in the Fund’s name refers to equity securities representing an ownership interest in an issuer, including common and preferred stock, as well as depositary receipts and rights and warrants relating to such equity securities. “US” as used in the Fund’s name refers to U.S.-listed equity securities.
Investors Should Retain This Supplement for Future Reference
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